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Exhibit 10.4

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

SECOND AMENDMENT TO THE OCTOBER 31, 2002 LICENSE

        This Second Amendment, effective as of the date set forth above the signatures of the parties below, pertains to the Exclusive Patent License Agreement, effective on October 31, 2002, and subsequently amended by a First Amendment dated November 15, 2002 by and between the Massachusetts Institute of Technology ("M.I.T.") and Momenta Pharmaceuticals, Inc. ("COMPANY").

        WHEREAS, M.I.T. is the owner of certain new intellectual property closely related to the PATENT RIGHTS of the Exclusive Patent License Agreement and desires to have this technology developed and commercialized to benefit the public; and

        WHEREAS, COMPANY desires to add this new technology to the PATENT RIGHTS and M.I.T. is willing to grant a license thereunder.

        NOW, THEREFORE, M.I.T. and COMPANY hereby agree to modify the Exclusive Patent License Agreement as follows:

  1.
  The patent rights of the following M.I.T. Case Nos. shall be added to the PATENT RIGHTS ENZYMES and the PATENT RIGHTS, as defined by their inclusion in the attached APPENDIX E:

      M.I.T. Case No. [**]
      Entitled: [**]
      By [**]

      M.I.T. Case No. [**]
      Entitled: [**]
      By [**]

      M.I.T. Case No. [**]
      Entitled: "[**]
      By [**]

2.
In consideration of the addition of the patent rights of M.I.T. Case Nos. [**] and [**] to the PATENT RIGHTS ENZYMES and the license granted in the FIELD SEQUENCING MACHINES hereunder:

a.
COMPANY shall pay M.I.T. a Patent Addition Fee of [**] dollars ($[**]) for each M.I.T. Case added for a total of [**] dollars ($[**]), which shall be due within thirty (30) days of the Effective Date of this Second Amendment; and

b.
Should the First Agreement (as defined under Section 6.3) be terminated for any reason, COMPANY shall be responsible for payment of all fees and costs relating to the filing, prosecution and maintenance of patent rights of M.I.T. Case Nos. [**] and [**], whether such fees and costs were incurred [**] the Effective Date of this Second Amendment; provided, however, that should M.I.T. license the PATENT RIGHTS ENZYMES to one or more third parties in a field other than FIELD SEQUENCING MACHINES, M.I.T. shall promptly notify COMPANY in writing and any fees and costs associated with PATENT RIGHTS ENZYMES shall be allocated in a fair and equitable manner between COMPANY and any subsequent licensees of the PATENT RIGHTS ENZYMES on a go-forward basis.

All other terms and conditions of the License Agreement shall remain unchanged.

The EFFECTIVE DATE of this Amendment is July 17, 2004.

Agreed to for:

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		MOMENTA PHARMACEUTICALS, INC.
By	/s/ Lita L. Nelsen	By	/s/ Susan K. Whoriskey
Name	Lita L. Nelsen	Name	Susan K. Whoriskey
Title	Technology Licensing Officer	Title	Vice President, Licensing & Business Development
Date	July 26, 04	Date	July 28, 2004

APPENDIX E
PATENT RIGHTS ENZYMES

  M.I.T. Case No. [**]
  Entitled: [**]
  By [**]

    Patent Convention Treaty Serial No. [**]
    United States of America Serial No. [**]
    Entitled: [**]

  M.I.T. Case No. [**]
  Entitled: [**]
  By [**]

    Patent Convention Treaty Serial No. [**]
    United States of America Serial No. [**]
    Entitled: [**]

      M.I.T. Case No. [**]
      Entitled: [**]
      By [**]

    Japan Serial No. [**]
    Patent Convention Treaty Serial No. [**]
    United States of America Serial No. [**]
    Entitled: [**]

  M.I.T. Case No. [**]
  Entitled: [**]
  By [**]

  [**]

  M.I.T. Case No. [**]
  Entitled: [**]
  By [**]

    United States of America Serial No. [**]
    United States of America Serial No. [**]
    Entitled: [**]

  M.I.T. Case No. [**]
  Entitled: [**]
  By [**]

    [**]

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  Exhibit 10.4
APPENDIX E PATENT RIGHTS ENZYMES